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                                                                   Exhibit 10.25


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


               This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Security Agreement"), dated as of March 12, 1998, is executed by First Virtual Corporation, a Delaware corporation ("Debtor"), in favor of Hambrecht & Quist Guaranty Finance, LLC, a California limited liability company ("Secured Party").

                                    RECITALS

               A. Debtor and Secured Party have entered into (i) a Loan and Security Agreement (the "Agreement") dated the date hereof, and (ii) a Promissory Note (the "Note") dated as of March 13, 1998, pursuant to which Secured Party has made Loan(s) available to Debtor.

               B. In order to induce Secured Party to enter into the Agreement and the Note, Debtor has agreed to enter into this Security Agreement and to grant the security interest in the Collateral described below.


                                    AGREEMENT

               NOW, THEREFORE, in consideration described in the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

               1. Definitions and Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Agreement shall have the respective meanings given to those terms in the Agreement.

               2. Grant of Security Interest. As security for the Loan Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a security interest in all of its right, title and interests in and to the following property now owned or hereafter acquired (collectively and severally, the "Collateral"):

               (a) All copyrights including all original works of authorship fixed in any tangible medium of expression, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the United States Copyright Office or any successor office or agency thereto (the "Copyright Office") or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including those described on Attachment I hereto (collectively, the "Copyrights");


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               (b) All patentable inventions, patent rights, shop rights, letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all patent registrations and recordings in the United States Patent and Trademark Office or any successor office or agency thereto (the "Patent and Trademark Office") or in any similar office or agency of the United States, any state thereof or any foreign country or political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including those described in Attachment I hereto (collectively, the "Patents");

               (c) All trademarks, trade names, trade styles and service marks, and all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including those described in Attachment I hereto (collectively, the "Trademarks");

               (d) All goodwill of Debtor's business symbolized by the Trademarks and all customer lists and other records of Debtor relating to the distribution of products or provision of services bearing or covered by the Trademarks;

               (e) All information, including formulas, patterns, compilations, programs, devices, methods, techniques or processes, that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use, all whether now owned or hereafter acquired by the Debtor (collectively, the "Trade Secrets").

               (f) All claims by Debtor against any Person for past, present or future infringement of the Patents, Trademarks, Copyrights, or Trade Secrets;

               (g) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

               (h) Notwithstanding anything to the contrary herein, in the Agreement, or in any other Related Document, Debtor shall not be restricted in any respect as to its ability to pursue and make arrangements or agreements of any sort relating to its research and development efforts or its Intellectual Property. Licenses of Debtor's Intellectual Property in the ordinary course of business and licenses or similar arrangements and liens or other encumbrances on Intellectual Property granted or existing in connection with any joint venture, collaboration, strategic alliance, research and development partnerships or arrangements, and any similar arrangements or agreements shall not be subject to any agreement of Debtor, herein, in the Agreement, or in any other Related Documents, to refrain from pledging, transferring or otherwise encumbering Debtor's personal property.

               3. Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner thereof) and that no other Person has any



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right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral other than Permitted Liens; (b) Secured Party has or, in the case of after-acquired Collateral, will have, a perfected first-priority security interest in the Collateral subject to Permitted Liens; and (c) Debtor does not own any Patents, Trademarks, Copyrights registered in, or the subject of pending applications in, the Patent and Trademark Office, the Copyright Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described in Attachment I hereto.

               4. Covenants Relating to Collateral. Debtor hereby agrees (a) to perform all commercially reasonable acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Secured Party therein and the first priority of such Lien, subject to Permitted Liens, provided, however, that Debtor not be required to perfect Secured Party's security interest in any Collateral located outside the U.S., or perfect the registration of Intellectual Property outside of the U.S.(b) to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral; (c) to promptly register prior to shipment of product relating thereto the most recent version of Debtor's material Copyrights, if not so already registered, as Secured Party may reasonably request from time to time; (d) on a continuing basis, but not more frequently than once per calendar quarter to make, execute and acknowledge and deliver appropriate filings with the Patent and Trademark Office and the Copyright Office, including one or more Powers of Attorney substantially in the form of Attachment II hereto. Secured Party agrees not to use the Powers of Attorney unless an Event of Default has occurred and is continuing.

               5. Notice of Patent, Trademark or Copyrights. Debtor will promptly notify Secured Party upon (a) the filing by Debtor of an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office or any similar office or agency or any political subdivision thereof, or (b) the acquisition by Debtor of any Patent, Trademark or Copyright that is filed with the United States Patent and Trademark Office or the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof.

               6. Successors and Assigns. This Security Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Debtor without Secured Party's prior written consent, which consent may be granted or withheld in Secured Party's sole discretion. Secured Party shall have the right at any time with the consent of Debtor, not to be unreasonably withheld to sell, transfer, or negotiate all or any part of, or any interest in the Loan Obligations, this Agreement or any of the Related Agreements, and upon any such sale, transfer or negotiation, the assignee thereof shall be entitled to all of the right title and interest of the Secured Party so transferred.

               7. Severability. If a court of competent jurisdiction finds any provision of this Security Agreement to be invalid or unenforceable as to any person or circumstances, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Security Agreement in all other respects shall remain valid and enforceable.

               8. Waiver. Secured Party shall not be deemed to have waived any rights under this Security Agreement, unless such waiver is given in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver by Secured Party of a provision of this Agreement shall not prejudice or


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constitute a waiver of Secured Party's right otherwise to demand strict compliance with that provision or any other provision of this Security Agreement. No prior waiver by Secured Party, nor any course of dealing between Secured Party and Debtor, shall constitute a waiver of any of Secured Party's rights or of any obligations of Debtor as to any future transactions. Whenever the consent of Secured Party is required under this Security Agreement, the granting of such consent by Secured Party in any instance shall not constitute continuing consent in subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Secured Party.

               9. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


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               IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be executed as of the day and year first above written.


                                            First Virtual Corporation




                                            By /s/ J.O. MITCHELL
                                               ---------------------------------
                                               Name:
                                               Title:


AGREED:


HAMBRECHT & QUIST GUARANTY
   FINANCE, LLC



By /s/ ANDREW W. KAHN
   ---------------------------
   Name: Andrew W. Kahn
   Title: President



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